                                                                     EXHIBIT 4.1



                             TEMPORARY CERTIFICATE:
                      EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                     CERTIFICATE WHEN AVAILABLE FOR DELIVERY

                                   Alcon, Inc.

       COMMON SHARES                                 COMMON SHARES

          (NUMBER)                                     (SHARES)


 INCORPORATED UNDER THE LAWS            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
        OF SWITZERLAND

THIS CERTIFICATE IS TRANSFERABLE                   CUSIP H01301 10 2
      IN NEW YORK, NY





      THIS CERTIFIES THAT _________________________ IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE COMMON SHARES, CHF 0.20 PAR VALUE, OF Alcon, Inc. transferable on the records of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless signed by a member of the Board of Directors of the Corporation (including by a facsimile signature) and another authorized signatory of the Corporation. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

      WITNESS the facsimile signatures of a member of the Board of Directors of the Corporation and a duly authorized signatory of the Corporation.

DATED:

            _____________________               _____________________
                GUIDO KOLLER                      FRANCISCO CASTANER
            SENIOR VICE PRESIDENT                       DIRECTOR



Countersigned and Registered:
    THE BANK OF NEW YORK
      TRANSFER AGENT
      AND REGISTRAR



BY
  ____________________
  AUTHORIZED SIGNATURE
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                                   Alcon, Inc.

Alcon, Inc. will furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof of Alcon, Inc. and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the transfer agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT----------Custodian-----------
                                                               (Cust)              (Minor)
TEN ENT -- as tenants by the entireties                    under Uniform Gifts to Minors Act

                                                                 ---------------------------
                                                                          (State)

JT TEN -- as joint tenants with right of     UNIF GIFT MIN ACT----------Custodian-----------
          survivorship and not as                               (Cust)             (Minor)
          tenants in common                                under Uniform Gifts to Minors Act

                                                                 ---------------------------
                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

For Value received,                             hereby sell, assign and transfer
                    ---------------------------
unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFICATION NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
                            PLEASE PRINT OR TYPEWRITE


--------------------------------------------------------------------------------
                                 EXACT NAME AND

--------------------------------------------------------------------------------
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                 ADDRESS OF ASSIGNEE INCLUDING ZIP CODE NUMBER.


___________________________________________________ Shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________           ___________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED:________________________________________________________


The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.